                                CONSULTING AGREEMENT

AN AGREEMENT BETWEEN Comat System Solutions Private Limited, India having its office at 1-1/8, 2nd Main, 11th Cross, Vyalikaval, INDIA, AND CNM Network, 1900 Los Angeles Avenue, 2nd Floor, Simi Valley, CA 93605 to produce a work tentatively Provisioning System

Whereas, CNM wishes to engage Comat's services as specified herein, and Comat is ready, willing and able to undertake the rendition of services.

Now, Therefore, in consideration of the mutual agreements herein contained, the parties agree as follows:

1    OWNERSHIP

     1.1 CNM will copyright the Provisioning System in its own name in conformity with copyright law and with the laws of other countries as necessary. CNM will have complete and exclusive right of ownership of the product and all the associated programs, source code, and the data developed for the purpose.


     1.2 Comat agrees to assign and does hereby assign CNM the entire right, title and interest in and to all software, inventions and designs made by Comat, alone or with others, which arise out of or pertain to the services rendered under this agreement, together with any patents and/or copyrights as may be obtained on the software, inventions and designs.

     1.3 It is understood by CNM that Comat may perform consulting services for others; providing however, Comat shall not, during the term of this agreement and a period of six (6) months thereafter, aid any individual or organization competing with CNM regarding matters related to this agreement.


2    DESCRIPTION OF WORK

     2.1 CNM shall retain Comat and Comat shall do work in the field of software development. Comat will use its best efforts in the accomplishment of the software engineering task and goals in building and refining software for CNM.

     2.2 Work will be done in accordance with the Systems Specifications Document as attached,


3    RESPONSIBILITIES OF COMAT

     3.1  Comat will be responsible for developing software with no known bugs.

     3.2 The main responsibilities of Comat, carried out in consultation with CNM include project management, detailed design, programming, testing, and production of a portable source code. The main tasks are to design, implement, deliver the final product with complete source code and documentation to CNM.

4    DURATION

     4.1 The duration of the contract is estimated to be a period of four (4) months beginning May 12, 1998. During this period Comat will assign resources necessary to complete its responsibilities as described earlier.







5    CHARGES AND EXPENSES

     5.1 For this project, CNM will pay Comat a fee not to exceed $37,900 and the actual cost will be determined at the completion of the project.

6    PAYMENT TERMS

     The total cost of the software development performed by Comat shall be funded by CNM as follows:

     6.1 Comat will invoice CNM on a deliverable basis. The final invoice will be paid within 10 days of CNM approving final product.


7    DATA SAFEGUARDS

     7.1 Comat agrees to make a prompt and full disclosure to CNM, the details of all inventions, discoveries and improvements made or conceived by Comat, alone or with others, which relate to the subject of matter of agreement with CNM.

     7.2 Nothing in this agreement shall be construed or implied to create a relationship of partners, agency, joint venture, or of employee and employer. As an independent contractor, the commitment on CNM under this agreement is the performance and fees limited to paragraph 2.

     7.3 This agreement cannot be modified in any way except in writing signed by both parties.

8.   TERMINATION

     This agreement may be terminated immediately by a written notice if:

     8.1 Having given notice of a breach of this Agreement, whereby either party has failed to provide the services to continue full and active duties under this Agreement, and whereas the other party fails to remedy the breach within a reasonable period (and in any event no longer than 30 days after the notification).


     --------------------------------   -------------------------------------
     Fred Rice                          S.R. Rangan
     CNM Network                        Comat System Solution Private Limited
     1900 Los Angeles, 2nd Floor        1-1/8, 2nd Main, 11th Cross,
     Simi Valley, CA 93065              Vyalikaval, Bangalore
                                        INDIA

1    INTRODUCTION                                                              3
--------------------------------------------------------------------------------

2    MODULES                                                                   4
--------------------------------------------------------------------------------

2.1  SERVER INTERFACE                                                          4
2.2  REQUEST SERVERS                                                           4
2.3  FAILED TASK QUEUE                                                         4
2.4  SUPPORT MODULES                                                           4

3    TRANSPORT MECHANISM                                                       5
--------------------------------------------------------------------------------

4    MODULE FUNCTIONALITY                                                      6
--------------------------------------------------------------------------------

4.1  SERVER INTERFACE                                                          6
4.1.1     Virtual Web Inteface                                                 6
4.1.2     DNS Interface                                                        6
4.1.3     Incoming Mail Interface                                              6
4.2  REQUEST SERVERS                                                           6
4.3  FAILED TASK QUEUE                                                         7
4.4  SUPPORT MODULES                                                           7
4.4.1     Machine allocation for new/ altered domain.                          7
4.4.2     Domain is available                                                  7
4.4.3     Domain registration confirmation by InterNIC                         7
4.4.4     Check user info for Empty fields                                     7
4.4.5     Check user info for invalid data                                     7
4.4.6     Saving and retrieving demographic information.                       8
4.4.7     Making billing entries.                                              8
4.4.8     Administration Interface                                             8

5    INTERFACES                                                                9
--------------------------------------------------------------------------------

5.1  PERL INTERFACE                                                            9
5.1.1     Domain Interface                                                    11
5.1.2     Virtual Web Interface                                               15
5.1.3     Mail Interface                                                      16
5.1.4     FTP User Interface                                                  17
5.1.5     Mail user Interface                                                 18
5.2  INTERFACE WITH SERVERS                                                   19
5.3  SQL INTERFACE                                                            20
5.3.1     Table Domain                                                        21

6    DATA STRUCTURES                                                          24
--------------------------------------------------------------------------------

7    CLASS STRUCTURES AND PSEUDOCODE                                          26
--------------------------------------------------------------------------------

7.1  SERVERINTERFACE (BASE CLASS)                                             26
7.2  USERNAMEINTERFACE (DERIVED CLASS)                                        28
7.3  DOMAININTERFACE (DERIVED CLASS)                                          28
7.4  DNS_INTERFACE (DERIVED CLASS)                                            28
7.5  VIRTUALWEBINTERFACE (DERIVED CLASS)                                      28
7.6  INCOMINGMAILINTERFACE (DERIVED CLASS)                                    28
7.7  REQUESTSERVER (BASE CLASS)                                               29
7.8  USERNAMESERVER (DERIVED CLASS)                                           30
7.9  DOMAINSERVER (DERIVED CLASS)                                             30
7.10 DNS_SERVER (DERIVED CLASS)                                               31
7.11 VIRTUALWEBSERVER (DERIVED CLASS)                                         31
7.12 INCOMINGMAILSERVER (DERIVED CLASS)                                       32
7.13 FAILED TASK QUEUE                                                        32
7.14 MACHINE ALLOCATION FOR NEW/ ALTERED DOMAIN.                              32
7.15 DOMAIN IS AVAILABLE                                                      32
7.16 DOMAIN REGISTRATION CONFIRMATION BY INTERNIC                             33
7.17 CHECK USER INFO FOR EMPTY FIELDS                                         33
7.18 CHECK USER INFO FOR INVALID DATA                                         33
7.19 SAVING AND RETRIEVING DEMOGRAPHIC INFORMATION.                           33
7.20 MAKING BILLING ENTRIES.                                                  33
7.21 ADMINISTRATION INTERFACE                                                 33

8    TERMINOLOGY                                                              34
--------------------------------------------------------------------------------

8.1  TRANSACTION                                                              34
8.2  TASKS                                                                    34
8.3  PROVISIONING SERVER                                                      34
8.4  SERVERS                                                                  34
8.5  USER                                                                     34

                                PROVISIONING SYSTEM

1    INTRODUCTION

Provisioning system will be a software that will permit users to set up Web, FTP, mail servers and manage them through web pages. Provisioning system is being currently viewed as a service to be provided by CNM where users will pay CNM for services like Web Server, FTP Server etc that would be set up on CNM infrastructure.

The aspect of this system we are working on starts with a PERL interface calling up the system with information provided by user. This information is used for creating, editing or terminating various services. The system will interpret the requirements and send messages to various servers which actually provide the service required. As these servers can only be configured from a process on the same machine, the provisioning system will run a process each on these servers to pick up the requests and configure the server on basis of the request. The requests fall in two broad categories first deal with setting up and managing domains and the second category deals with setting up and managing users on a domain.
As any interaction between the user and provisioning system can involve more than one computers, there is a strong requirement to have a error handling mechanism in the system which will let a task be completed later if it fails on the first run. This would require some sort of extensive logging of all transactions and maintaining information on current state of each of these transactions.
All services provided to the customer will be billed. The provisioning system will have to inform another software about the services demanded by the customer so that appropriate billing can be done.
System administration and Maintenance of the software will require facilities to provide command line inputs to the software and some method of controlling the monitoring information provided by the system.

The system can be visualised as a set of set of server management functions which are called either in a predefined sequence (while executing a specific user request) or individually at random (while executing previously failed tasks. As all tasks (I believe) originate with user requests, the user request appears to be the correct starting point at first glance. However, if we take task execution failures into account and want to build in an ability to complete failed tasks at a later time, the server management routines become the central focus of the design.

2    MODULES

2.1  SERVER INTERFACE

The server interface routines will broadly belong to these categories:
1.   Domain Name
2.   User name
3.   Virtual Web Server
4.   DNS
5.   Incoming mail server
Of these routines, the first two do not involve communication with other machines, and the final execution will happen on the provisioning system machine itself. The balance requests will be forwarded to the respective servers (for create requests, only the destination machine type is specified). To maintain uniformity and expandability, even the first two requests will use the same mechanism, except for the fact that the sending and the receiving machines will be the same. The specific transport mechanism used will be restricted to small piece of code and all other routines will simply submit data for transfer without bothering about the transport mechanism used.

2.2  REQUEST SERVERS

This module is a separate process, which will run on a different machine and will receive requests from the provisioning server. The requests will be interpreted and then passed on to the server being hosted by the machine. The result will be converted into a data packet and transmitted back to the server. This module also has transport mechanism dependency, which will also be restricted to a small piece of code. These servers will need the added capability of being able to work with different versions of the client software at the same time.

2.3  FAILED TASK QUEUE

Any non-critical tasks that fail during the first run will be left in a database to be re-attempted at specified intervals. This is essentially a thread, which will look for failed tasks and try to complete them. If the thread succeeds to complete the task, then it will mark the record as completed. This thread adds the feature of graceful and selective degradation of the performance to the system. As a result, even if some servers are not able to process user requests, these requests can be left in a queue for later handling.

2.4  SUPPORT MODULES

1.   Domain is available
2.   Domain registered confirmation from INTERNIC.
3.   Check user info for
     -    Empty fields
     -    Invalid values
4.   Saving and retrieving demographic information.
5.   Retrieving billing rates.
6.   Making billing entries.
7.   Machine allocation for new/altered domain.

3    TRANSPORT MECHANISM

The term Transport mechanism has been used to refer to the complete data interchange/handshake mechanism between two processes. The transport mechanism to be used will have to be capable of supporting the following features:
-    Version control
-    Version negotiation
-    Multiple result values
The transport mechanism being considered is DATA STRUCTURE WITH VERSION INFORMATION. Here, all data structures passed around will have major and minor version numbers. Additionally, the data structures will carry the total data size as one of the fields. The structure can hold integers, real numbers, fixed sized strings etc, but for variable size array, the technique used will be to store the array size and its offset from the beginning of the data structure. The Data structures used will have a hierarchical growth in structure, with all related structures having the same common basic fields. This will permit a data structure pointer to be type cast as a higher level data structured and read or written to without bothering about its actual format.

4    MODULE FUNCTIONALITY

4.1  SERVER INTERFACE

The server interface will be a set of classes inheriting from a common base that provides the basic functionality and interface format. The base class will have stubs and generic code for
1.   Create, Edit and Delete functions.
2. Logging - Basic functionality of writing logs with time stamp and incomplete flags raised and upgrading logs to indicate safe completion of the request. Logs will be written and flags set before any transmissions are made to protect the system from irrecoverable failure during call execution.
3.   Data Transfer.
4.   Error Handling
For almost all inherited classes, the following functionality will have to be upgraded
1.   Create, Edit and Delete Functions.
2.   Logging
3.   Data Transfer
The classes that will derive form Server Interface and the additional functionality they will provide are

4.1.1     VIRTUAL WEB INTERFACE

          Space required.

4.1.2     DNS INTERFACE

          Domain Names, IP Addresses of machines hosting various services.

4.1.3     INCOMING MAIL INTERFACE

          Number of users, User accounts, account resources.

4.2  REQUEST SERVERS

Request servers will follow the general framework of Server Interface classes. The base class will hold the stubs and transport functionality while the inherited classes will complete the stubs and upgrade functionality of the transport mechanism.


Additionally, the request servers will support version negotiation and version checking of the data received. The way data is actually handled will be decided by the derived classes and the derived classes are free to limit the version ranges supported.

Care will need to be taken so that exceptions are properly caught and suitable message is transmitted to the calling interface.

4.3  FAILED TASK QUEUE

The failed task queue depends on the logging mechanism of request servers for input. All calls that fail during initial execution are flagged as incomplete and will be left for this queue to complete later. This queue will scan the database for incomplete tasks and verify that their dependency conditions have been fulfilled (if any). It will then try to execute that task and if successful, flag the task as completed.
This queue can run on the provisioning system as a thread on the process. The system will have functionality to send alarm to administrators on exceeding predefined failure limits.
Functionality may be added here to send message to the user about completion of the account setup if any of the setup tasks were left for the queue.

4.4  SUPPORT MODULES

4.4.1     MACHINE ALLOCATION FOR NEW/ALTERED DOMAIN.

Multiple machines will host each service. When a new domain is registered, the services required for that domain will have to be allocated to one of the machines hosting that service. This module will decide which server will host each of the services, reserve capacity and make suitable log entries.
If a domain's requirements are altered to the extent that one or more of the servers' capacity is exceeded, the server for that particular service will have to be reallocated. This module will also handle these reallocations.

4.4.2     DOMAIN IS AVAILABLE

This module will check the local and the InterNIC database for availability of a domain. The InterNIC check is a simple whois function call to find out whether the domain name is in use. The domain could be registered with a third party or with CNM servers (The DNS servers might be more than the regular primary and secondary DNS servers). The additional local check is done for two reasons
1. If the domain name is being processed for another user, then it will definitely not be available for the current user.
2. As the local login names are domain dependent, letting two users apply for the same domain can cause login clashes that will be very hard to resolve.
The local check will involve checking the list of local domains (a domain here may still be under process by InterNIC) and list of pending domain requests.

4.4.3     DOMAIN REGISTRATION CONFIRMATION BY InterNIC

Domain registration is an asynchronous and slow process. The confirmation is expected some hours after the request has been sent to InterNIC. The confirmation is in the form of an email. This e-mail will have to be parsed to interpret the domain name actually registered and the time by which it will become operational. Subsequently, this function will set the necessary flags to indicate the new status of the domain registration request.

4.4.4     CHECK USER INFO FOR EMPTY FIELDS

Although the front end will do a data validity check to make sure that all necessary data is present, this level would also run a check on the data that is vital for the transaction to complete. This level will not bother with data that is needed only for demographic information. The primary reason for running this check here is that once this check has been completed, the data availability for the transaction completion is assured. Another aspect of check at this level is the check on data validity.

4.4.5     CHECK USER INFO FOR INVALID DATA

This check tries to locate invalid data like wrong or invalid credit card details, unacceptable numbers supplied for resources like disc space, bandwidth requirements, number of users etc. A lot of decisions taken at this level will depend on the system policy.

4.4.6     SAVING AND RETRIEVING DEMOGRAPHIC INFORMATION.

The demographic information collected will be written to a database and possibly associated to the domain. Demographic information, for display, processing and updates, will be retrieved by this module.

4.4.7     MAKING BILLING ENTRIES.

Non financial billing information will be handled by this module. All purchases/ purchase alterations demanded by the customer will result in a record being generated by this module. The billing module will use these entries to generate the financial impact information.

4.4.8     ADMINISTRATION INTERFACE

5    INTERFACES

The provisioning system that we will be working on will have three interfaces. The program will primarily interact with the outside world across these interfaces. These are:
1.   Perl program interface.
2.   Interface with servers.
3.   Interface with SQL server and tables.
These interfaces constitute the most rigid aspect of the design. Any alteration of these interfaces requires proper coordination with the team in Simi Valley. Each of these interfaces has a different communication mechanism and they are explained below.

5.1  PERL INTERFACE

The Perl interface is a programming interface. Here, the Perl program (to be developed and maintained at Simi Valley) connects to the provisioning system and issues commands in the form of Data Blocks. These commands are very similar to the commands issued by the provisioning system to the server side modules. Consequently, large parts of data structure will be reused between Perl/Provisioning system interface and Provisioning system/Servers interfaces. The Perl interfaces will call up provisioning system on IP port 48000. The data structures that will be passed are struct T_PERL_INTF{
     int       nVersion;
     long      lBufferSize;
     int       nCommand;
     int       eServerType;
     char      szDomainName[32];
     char      szAdminUserName[32];
     char      szAdminPassword[16];
     char      szUserName[32];
     char      szUserPassword[16];
     int       nReturnValue;
     char      szErrorMsg[128];
};
This is the primary building block for all communication structures. This structure contains Version information, full command description, Domain name, Admin user name and password. All subsequent structures are more specific and are described along with interface functionality description. A few fields whose behavior remains constant are explained here and will normally not be described in other sections. They will have further description in other sections only if their immediate behavior differs from the description provided here or values to be used are specified.
nVERSION: Holds the version number of the data block. This version number permits clients with different version numbers to communicate with the same server. This field is filled on input.
lBUFFERSIZE: Holds the size of the complete buffer. This field will become critical when the data passed will contain variable length fields. This field is filled on input and output.
nCOMMAND: Holds the actual command to be executed. This field is filled on input. The permissible values are:
-    CMD_CREATE
-    CMD_QUERY
-    CMD_ALTER
-    CMD_DELETE
-    CMD_CHECKAVAILABLE
nSERVERTYPE: Holds the type of server that the command is meant for. This field is filled on input. The permissible values are:
-    SERVER_DOMAIN
-    SERVER_VIRTUALWEB
-    SERVER_MAIL
-    SERVER_USER_FTP

-    SERVER_USER_MAIL

szDOMAINNAME: Holds the domain name. For all commands except domain creation, this holds the domain name being referred to. For domain creation, this holds the domain to be created. This field is filled on input.
szADMINUSERNAME: Holds the administrator user name. This field is filled on input.
szADMINPASSWORD: Holds the administrator user password. This field is filled on input.
szUSERNAME: Holds the user name when individual user accounts are being manipulated. For server level commands, this value is not used. This value is filled on input.
szUSERPASSWORD:  Holds the user password for the user account. For server level commands, this value is not used. This value is filled on input. nrETURNVALUE: Holds the return value. This field is filled on output. The following values are common return values
-    SUCCESS: Call successful.
-    UNKNOWN_ERROR: Error text is returned in szErrorMsg.
szERRORMSG: This field holds error message if the Return Value does not sufficiently describe the error condition. If this field is not used, it will be set to a zero length string.

5.1.1     DOMAIN INTERFACE

When the user creates a domain or alters/queries/deletes an existing domain, these interfaces are used. The data structure T_DOMAIN applies to Create, Query and Edit interfaces for a domain. The structure needs to be further extended for Create and Edit interfaces, but is suitable, without changes, for Domain Query interface.

struct T_DOMAIN {
     struct T_PERL_INTF PerlIntf;
// Name of the preson registering the domain.
     char  szLastName[64];
     char  szFirstName[64];
     char  cMiddleInit;
// Residential address
     char  szResAddress[64];
     char  szResAddressTwo[64];
     char  szResCity[32];
     char  szResState[2];
     char  szResZip[12];
     char  szResPhone[32];
// Business Address
     char  szBusName[64];
     char  szBusAddress[64];
     char  szBusAddressTwo[64];
     char  szBusCity[32];
     char  szBusState[2];
     char  szBusZip[12];
     char  szBusPhone[32];
     char  szEmail[64];
// Other details
     int   nSex;
     int   nAge;
     int   nMarStatus;        // Marital Status
     int   nNumChild;         // Number of Children
     int   nAnIncome;         // Annual Income
     int   nInetFreq;         // Frequency of accessing the internet.
     int   nInetUse;          // Internet utility.
     char  szInetUse[64];     // Other Internet utility
     int   nWhereHear;        // Source of Information about CNM
     char  szWhereHear[64];   // Other sources of information.
};
All fields are filled on input for create and alter operations. The fields are filled for output in a Query operation.
The values stored these variables have importance only for the Perl program and the Web pages. The complete provisioning module and other modules will merely treat this information as basic data types and treat them as such. No validations/checks will be carried out on demographic data at this side of the Perl/Provisioning interface.

5.1.1.1   DOMAIN AVAILABLE

This structure will be used to query the availability of a particular domain name.
struct T_DOMAIN_AVAILABLE{
     struct T_PERL_INTF PerlIntf;
     BYTE  yDNSAddress[4];
};
The usage of the fields is explained below.
nCOMMAND: CMD_CHECKAVAILABLE.
eSERVERTYPE: SERVER_DOMAIN.
szADMINUSERNAME: Not used.
szADMINPASSWORD: Not used.
nRETURNVALUE: The return status of the domain name query. This field is filled on return. The permitted return values are:
- SUCCESS: The domain name is not registered and an attempt can be made to register the same.
- DOMAIN_WITH_THIRD_PARTY: The domain has been registered with InterNIC. The DNS server pointed to by InterNIC is not owned by CNM. The actual IP Address of the DNS server returned by InterNIC is returned in the yDNSAddress field.
- DOMAIN_WITH_OUR_DNS: The domain has been registered with InterNIC. The DNS server registered with InterNIC belongs to CNM. The actual IP Address of the DNS server returned by InterNIC is returned in the yDNSAddress field.
- DOMAIN_BEING_PROCESSED: The domain has not been registered with InterNIC, but our local queue is processing this domain for some other user.
yDNSADDRESS: The IP Address of the DNS server. Check the description of nReturnValue for validity of this value.

5.1.1.2   CREATE DOMAIN

This structure will be used to initiate domain creation. It is necessary that the user be made to check domain name availability before coming to this stage.

struct T_DOMAIN_CREATE {
     struct T_DOMAIN Domain;
     char      szDomainChoiceTwo[32];
     char      szDomainChoiceThree[32];
     int       nCreateMode;
     int       nBillingMethod;
     int       nCardType;
     char      szCardHolder[64];
     char      szCardNumber[16];
     time_t    tmExpDate;
};
The usage of the fields is explained below.
nCOMMAND: CMD_CREATE.
esERVERTYPE: SERVER_DOMAIN.
szDOMAINNAME: Hold the first preference for domain name. This field is filled on input.
szADMINUSERNAME: Admin user to be created.
szADMINPASSWORD: Admin user password.
szDOMAINCHOICETWO: Holds the second preference for domain name. This field is filled on input.
szDOMAINCHOICETHREE: Holds the third preference for domain name. This field is filled on input.
ncREATEMODE: Hold the domain name creation mode. This field is filled on input.
     This field can have the following values:
- DOMAIN_CREATE_REGISTERNEW: Register the domain name specified. If name cannot be registered, the call fails.
- DOMAIN_CREATE_TRANSFEROLD: Do not register the domain name. The domain is owned by the user. CNM has to initiate process to shift the domain name from the current DNS to CNM DNS server.
- DOMAIN_CREATE_NOACTION: Do not register the domain name. The user will get the DNS for the domain transferred to CNM DNS server.
nBILLINGMETHOD: Holds the billing method to be used. This field is filled on input. The permissible values are:
-    BILLING_CREDITCARD
-    BILLING_RAISEINVOICE
nCARDTYPE: Holds the credit card type. This field is filled on input. This value is valid only if nBillingMethod is BILLING_CREDITCARD. The permissible values are:
-    CREDITCARD_VISA
-    CREDITCARD_MASTERCARD
-    CREDITCARD_AMEX
-    CREDITCARD_DISCOVER
szCARDHOLDER: Holds the credit card owner name. This field is filled on input. This value is valid only if nBillingMethod is BILLING_CREDITCARD.
szCARDNUMBER: Holds the credit card number. This field is filled on input. This value is valid only if nBillingMethod is BILLING_CREDITCARD.
tmEXPDATE: Holds the credit card expiry date. This field is filled on input. This value is valid only if nBillingMethod is BILLING_CREDITCARD.

5.1.1.3   QUERY DOMAIN

This call will be used to query a domain for information. The structure used for this call is T_DOMAIN structure. Only necessary T_PERL_INTF members of the data structure need to be filled for making this call.
All demography related members will be filled on return. The usage of the fields is explained below.
nCOMMAND: CMD_QUERY.
eSERVERTYPE: SERVER_DOMAIN.

5.1.1.4   ALTER DOMAIN

This data structure will be used to make changes to the domain information. All fields, including the domain name itself, can be changed by the user. All demographic fields will be overwritten with the new values, so care must be taken to fill fields with all values, even the ones that have not changed.

struct T_DOMAIN_EDIT{
     struct T_DOMAIN Domain;
     char      szNewDomainName[32];
     int       bRegisterDomain;
     char      szNewUserName[32];
     int       bPasswordChanged;
     char      szNewPassword[16];
};
The usage of the fields is as follows.
nCOMMAND: CMD_ALTER.
eSERVERTYPE: SERVER_DOMAIN.
szDOMAINNAME: Old domain name.
szUSERNAME: Old user name.
szPASSWORD: Old password.
szNEWDOMAINNAME: New domain name. If old and new domain names are the same, no domain name changes are made. This field is filled on input.
bREGISTERDOMAIN: Defines whether domain should be registered or not. This permits users to move the account to a domain registered through some other means. No DNS server checks will be made while changing the domain name. This field is filled on input.
szNEWUSERNAME: New Admin user name. If old and new admin user names are the same, no user account changes are made. This field is filled on input. szNEWPASSWORD: Holds the new password for the admin user account. This field is filled on input.

5.1.1.5   DELETE DOMAIN

This call will be used to delete a domain from CNM servers. The T_PERL_INTF structure will be used for this call. This command will recursively delete all underlying Virtual Web, Mail servers and all registered users. The usage of the fields is as follows.
nCOMMAND: CMD_DELETE.
eSERVERTYPE: SERVER_DOMAIN.

5.1.2     VIRTUAL WEB INTERFACE

The management of Virtual Web and FTP servers will require the use of structure T_VIRTUALWEB. This structure will be used for the commands Create, Query and Alter.
struct T_VIRTUALWEB{
     struct T_PERL_INTF PrelIntf;
     long      lDiskQuota;
     long      lBandWidth;
     BOOL      bCGI;
     BOOL      bFrontPage;
     BOOL      bAnonymousFTP;
     BOOL      bSecureKey;
     BOOL      bPersonalSecureKey;
     BOOL      bLogs;
     BOOL      bBackups;
     BOOL      bStatistics;
};
The usage of the fields is as follows.
eSERVERTYPE: SERVER_VIRTUALWEB.
lDISKQUOTA: Holds the hard disk space demanded by the user. The unit for the space is Mbytes.
lBANDWIDTH: Holds the bandwidth required for the domain. The unit for this field is KBits/Sec.
bCGI: Enable/Disable CGI.
bFRONTPAGE: Enable/Disable Frontpage.
bANANYMOUSFTP: Enable/Disable Anonymous FTP.
bSECUREKEY: Enable/Disable Secure Key.
bPERSONALSECUREKEY: Enable/Disable Personal Secure Key.
bLOGS: Enable/Disable logs.
bBACKUPS: Enable/Disable backups.
bSTATISTICS: Enable/Disable site statistics.

5.1.2.1   CREATE VIRTUAL WEB SERVER

This call will be used to create a Virtual Web server. The T_VIRTUALWEB structure will be used for this call. The T_VIRTUALWEB specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_CREATE.

5.1.2.2   QUERY VIRTUAL WEB SERVER

This call will be used to find out information about Virtual Web server. The T_VIRTUALWEB structure will be used for this call. The T_VIRTUALWEB specific fields are filled on output. The usage of the fields is as follows. nCOMMAND: CMD_QUERY.

5.1.2.3   ALTER VIRTUAL WEB SERVER

This call will be used to alter a Virtual Web server. The T_VIRTUALWEB structure will be used for this call. The T_VIRTUALWEB specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_ALTER.

5.1.2.4   DELETE VIRTUAL WEB SERVER

This call will be used to delete a Virtual Web server. The T_PERL_INTF structure will be used for this call. All FTP users for the domain will be deleted by this call and need not be deleted separately. The usage of the fields is as follows. nCOMMAND: CMD_DELETE.

5.1.3     MAIL INTERFACE

The management of Incoming mail and POP servers will require the use of structure T_MAIL. This structure will be used for the commands Create, Query and Alter.
struct T_MAIL{
     struct T_PERL_INTF PerlIntf;
     int       nNumMailboxes;
};
The usage of the fields is as follows.
eSERVERTYPE: SERVER_MAIL.
nNUMMAILBOXES: Holds the number of mail boxes requested by the user.

5.1.3.1   CREATE MAIL SERVER

This call will be used to create a Mail server. The T_MAIL structure will be used for this call. The T_MAIL specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_CREATE.

5.1.3.2   QUERY MAIL SERVER

This call will be used to find out information about Mail server. The T_MAIL structure will be used for this call. The T_MAIL specific fields are filled on output. The usage of the fields is as follows.
nCOMMAND: CMD_QUERY.

5.1.3.3   ALTER MAIL SERVER

This call will be used to alter a Mail server. The T_MAIL structure will be used for this call. The T_MAIL specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_ALTER.

5.1.3.4   DELETE MAIL SERVER

This call will be used to delete a Mail server. The T_PERL_INTF structure will be used for this call. All Mail users for the domain will be deleted by this call and need not be deleted separately. The usage of the fields is as follows. nCOMMAND: CMD_DELETE.

5.1.4     FTP USER INTERFACE

The management of FTP users will require the use of structure T_FTP_USER. Although the admin user can be setup and altered by altering the domain information, it is recommended that this channel be used to alter information about admin user as well. This structure will be used for the commands Create, Query and Alter.
struct T_FTP_USER{
     struct T_PERL_INTF PerlIntf;
     int       nAccessLevel;
};
The usage of the fields is as follows.
eSERVERTYPE: SERVER_USER_FTP.
szUSERNAME: Holds the account user name.
nACCESSLEVEL: Holds the access level of the user.

5.1.4.1   CREATE FTP USER

This call will be used to create a FTP user account. The T_FTP_USER structure will be used for this call. The T_FTP_USER specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_CREATE.
szUSERPASSWORD: Holds the account user password. This value is filled on input.

5.1.4.2   QUERY FTP USER

This call will be used to find out information about a FTP user account. The T_FTP_USER structure will be used for this call. The T_FTP_USER specific fields are filled on output. The usage of the fields is as follows.
nCOMMAND: CMD_QUERY.

5.1.4.3   ALTER FTP USER

This call will be used to alter a FTP user definition. The T_FTP_USER_ALTER structure will be used for this call. The T_FTP_USER_ALTER specific fields are filled on input.
struct T_FTP_USER_ALTER{
     struct T_FTP_USER FtpUser;
     char      szNewUserName[128];
     BOOL      bPasswordChanged;
};
The usage of the fields is as follows.
nCOMMAND: CMD_ALTER.
szUSERPASSWORD: The new password for the user. Valid if bPasswordChanged is
     True. This value is filled on input.
szNEWUSERNAME: Holds the new user name for the FTP account. This value is filled on input.
bPASSWORDCHANGED: Defines whether password has been changed or not. This value is filled on input.

5.1.4.4   DELETE FTP USER

This call will be used to delete a FTP User. The T_PERL_INTF structure will be used for this call. The usage of the fields is as follows.
nCOMMAND: CMD_DELETE.

5.1.5     MAIL USER INTERFACE

The management of Mail users will require the use of structure T_MAIL_USER. Although the admin user can be setup and altered by altering the domain information, it is recommended that this channel be used to alter information about admin user as well. This structure will be used for the commands Create, Query and Alter.
struct T_MAIL_USER{
     struct T_PERL_INTF PerlIntf;
     BOOL      bForwarding;
     BOOL      bAutorespond;
     char      szAutoMessage[256];
     char      szForwardList[1024];
};
The usage of the fields is as follows.
eSERVERTYPE: SERVER_USER_FTP.
bFORWARDING:
bAUTORESPOND: Enables/Disables auto respond for the given user.
szAUTORESPOND: Holds the auto respond message. The value is valid if the field bAutorespond is True, szFORWARDLIST: Holds the forwarding list.

5.1.5.1   CREATE FTP USER

This call will be used to create a FTP user account. The T_FTP_USER structure will be used for this call. The T_FTP_USER specific fields are filled on input. The usage of the fields is as follows.
nCOMMAND: CMD_CREATE.

5.1.5.2   QUERY FTP USER

This call will be used to find out information about a FTP user account. The T_FTP_USER structure will be used for this call. The T_FTP_USER specific fields are filled on output. The usage of the fields is as follows.
nCOMMAND: CMD_QUERY.

5.1.5.3   ALTER FTP USER

This call will be used to alter a FTP user definition. The T_FTP_USER_ALTER structure will be used for this call. The T_FTP_USER_ALTER specific fields are filled on input.
struct T_MAIL_USER_EDIT{
     struct T_MAIL_USER MailUser;
     char      szNewUserName[128];
     int       bPasswordChanged;
};
The usage of the fields is as follows.
nCOMMAND: CMD_ALTER.
szUSERPASSWORD: The new password for the user. Valid if bPasswordChanged is
     True. This value is filled on input.
szNEWUSERNAME: Holds the new user name for the FTP account. This value is filled on input.
bPASSWORDCHANGED: Defines whether password has been changed or not. This value is filled on input.

5.1.5.4   DELETE FTP USER

This call will be used to delete a FTP User. The T_PERL_INTF structure will be used for this call. The usage of the fields is as follows.
nCOMMAND: CMD_DELETE.

5.2  INTERFACE WITH SERVERS

The interface with servers is primarily in the form of updating files. The authorisation for changing files must be checked separately as the process will run as the root user process and will not need any further authorisation to make the changes. To this effect, all data structures will carry the admin user password (account user password in certain cases) to ascertain the validity of each request. Once the request has been password checked, the request will be handed to a root level process which will make the necessary changes.
Another issue which is critical here and will require a lot of effort is that certain processes will need to be reinitialised. The restart process itself may fail and would need a separate arrangement to ensure restart. An alarm will have to be raised if the system is unable to restart a server properly within a specified amount of time.
Finally, a separate thread will be set up to constantly monitor the configuration files. This will guard against a user manually editing the files. If the file is manually edited, this thread will notice the change to file and restart the necessary servers.

5.3  SQL INTERFACE

The SQL table structures along with the changes of field values will constitute the SQL interface. Any other program that needs to coordinate with the provisioning system will monitor these tables and use them. Aside from the common tables, which form the interface with other programs, some private tables will also be used. Their structures will not be discussed in this section.
The tables will be designed and maintained with the following requirements in mind.
- Any changes to a record should not merely overwrite old data, but the old data must get backed up before being overwritten.
- There should be minimum possible data duplication. This means that one piece of information should be stored at one place only (This does not include data mirroring).
- Full time stamp and user information should be maintained for all changes made to the configuration. User information may be redundant in some cases.
-    Auto-increment integers are to be used as keys.
- The database will be mirrored and this might become an important factor in table design.

5.3.1     CURRENT DESIGN AND IMPORTANT CONCEPTS

A preliminary design has been made with these guidelines in mind. This design has been explained over the next few sections. The design has certain common features, which help all tables behave in a similar manner and allow the developer to achieve the same functionality from all tables.
Two important concepts that need to be explained before looking at table design are record updates and record backups.
RECORD UPDATES refer to a change made to a record by the user. Once the user has demanded a change, the actual change will involve backing up the existing record (explained next) and writing the new values to the database. The updates to the new record do not end with this process. Beyond this point, various flags will be maintained and altered as individual tasks are performed and marked as completed. The alterations to flags are changes to record, but will not be included when we refer to record updates.
BACKUP PROCEDURE for a record involves creating a new record and copying all values of the old record to the new record (except the key). The new record key is then copied to the old record's PREVIOUS_RECORD field. The new values can now be written to the old record. At this stage, we have all references pointing to the altered version of the record and proper listing of the previous state of the record.

5.3.2     FIELD USAGE

The usage of common fields is explained below.
DOMAIN_KEY: Holds the primary key of the domain. For all server level records, this will be the only candidate for primary key.
ALTER_TIME: This is time stamp of time when the record was created or updated. PREVIOUS_RECORD: Holds the key of the previous amendment to this record. If no previous amendment exists, then this field is NULL.
STATUS: Value ranges
     -1:       Record Deleted.
     1-49:     Setup under progress.
     50:       Setup completed.
     51-99:    Billing under progress.
     100:      Billing completed.

5.3.3     TABLES

5.3.3.1   TABLE DOMAIN

This table will hold the current status of each domain. The table creation SQL is

CREATE TABLE DOMAIN (
     DOMAIN_KEY          INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD     INT            NOT NULL,
     ALTER_TIME          TIMESTAMP      NOT NULL,
     STATUS              INT            NOT NULL,
     DOMAIN_NAME         CHAR(32)       NOT NULL,
// BILLING_INFO
     CREATE_MODE         INT            NOT NULL,
     BILLING_MODE        INT            NOT NULL,
     CARD_OWNER          CHAR(64)       NULL,
     CARD_TYPE           INT            NULL,
     CARD_NUMBER         CHAR(16)       NULL,
     CARD_EXPIRY_DATE    DATE           NULL,
// DEMOGRAPHIC_INFO
     LAST_NAME           CHAR(64)       NULL,
     FIRST_NAME          CHAR(64)       NULL,
     MIDDLE_NAME         CHAR(64)       NULL,
     RES_ADDRESS_1       CHAR(64)       NULL,
     RES_ADDRESS_2       CHAR(64)       NULL,
     RES_CITY            CHAR(32)       NULL,
     RES_STATE           CHAR(4)        NULL,
     RES_ZIP             CHAR(12)       NULL,
     RES_PHONE           CHAR(32)       NULL,
     COMPANY_NAME        CHAR(64)       NULL,
     BUS_ADDRESS_1       CHAR(64)       NULL,
     BUS_ADDRESS_2       CHAR(64)       NULL,
     BUS_CITY            CHAR(32)       NULL,
     BUS_STATE           CHAR(4)        NULL,
     BUS_ZIP             CHAR(12)       NULL,
     BUS_PHONE           CHAR(32)       NULL,
     BUS_EMAIL           CHAR(64)       NULL,
     SEX                 INT            NULL,
     AGE                 INT            NULL,
     MARITAL_STATUS      INT            NULL,
     NUM_CHILDREN        INT            NULL,
     ANNUAL_INCOME       INT            NULL,
     INET_FREQ           INT            NULL,
     INET_USE            INT            NULL,
     INET_USE_TEXT       CHAR(64)       NULL,
     WHERE_HEAR          INT            NULL,
     WHERE_HEAR_TEXT     CHAR(64)       NULL,
// TEMPORARY INFO
     DOMAIN_CHOICE_TWO   CHAR(32)       NULL,
     DOMAIN_CHOICE_THREE CHAR(32)       NULL)

5.3.3.2   TABLE VIRTUAL WEB SERVER

This table will hold the current status of domain Virtual web server. The table creation SQL is

CREATE TABLE VIRTUAL_WEB (
     DOMAIN_KEY               INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD          INT            NOT NULL,
     ALTER_TIME               TIMESTAMP      NOT NULL,
     STATUS                   INT            NOT NULL,
     DISK_SPACE               INT            NOT NULL,
     BANDWIDTH                INT            NOT NULL,
     CGI                      INT            NOT NULL,
     FRONTPAGE                INT            NOT NULL,
     ANONYMOUS_FTP            INT            NOT NULL,
     SECURE_KEY               INT            NOT NULL,
     PERSONAL_SECURE_KEY      INT            NOT NULL,
     WRITE_LOG                INT            NOT NULL,
     BACKUPS                  INT            NOT NULL,
     STATISTICS               INT            NOT NULL)

5.3.3.3   TABLE MAIL SERVER

CREATE TABLE MAIL_SERVER (
     DOMAIN_KEY               INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD          INT            NOT NULL,
     ALTER_TIME               TIMESTAMP      NOT NULL,
     STATUS                   INT            NOT NULL,
     MAIL_BOXES               INT            NOT NULL)

5.3.3.4   TABLE USER

The table User registers a user for the domain. This is the common place to register users both for FTP and mail servers. A user registered here can then have accounts defined for FTP and Mail servers.

CREATE TABLE USER (
     DOMAIN_KEY               INT            NOT NULL,      // Primary Key
     USER_KEY                 INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD          INT            NOT NULL,
     ALTER_TIME               TIMESTAMP      NOT NULL,
     STATUS                   INT            NOT NULL,
     NAME                     CHAR(32)       NOT NULL,
     PASSWORD                 CHAR(16)       NOT NULL)

5.3.3.5   TABLE FTP USER

This table defines a FTP account for the user specified by the primary keys.

CREATE TABLE FTP_USER (
     DOMAIN_KEY               INT            NOT NULL,      // Primary Key
     USER_KEY                 INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD          INT            NOT NULL,
     ALTER_TIME               TIMESTAMP      NOT NULL,
     STATUS                   INT            NOT NULL,
     ACCESS_LEVEL             INT            NOT NULL)

5.3.3.6   TABLE MAIL USER

This table defines the mail account for the user specified by the primary keys.

CREATE TABLE MAIL_USER (
     DOMAIN_KEY               INT            NOT NULL,      // Primary Key
     USER_KEY                 INT            NOT NULL,      // Primary Key
     PREVIOUS_RECORD          INT            NOT NULL,
     ALTER_TIME               TIMESTAMP      NOT NULL,
     STATUS                   INT            NOT NULL,
     FORWARDING               INT            NOT NULL,
     AUTORESPOND              INT            NOT NULL,
     AUTORESPOND_MESSAGE      CHAR(256)      NULL,
     FORWARDING_LIST          CHAR(1024)     NULL)


6    DATA STRUCTURES


typedef T_Cmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;
};

typedef T_UserNameCmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;

char      szUserName[32];
char      szPassword[16];
char      szOldUserName[32];
char      szOldPassword[16];
};

typedef T_DomainNameCmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;

char      szNewDomainName[32];
BOOL      bRegisterName;
};

typedef T_DNS_Cmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;

char      szPrimaryNameServer[64];
char      szSecondaryNameServer[64];
BYTE      pWebServerAddress[4];
};

Virtual Web server needs to send additional data only when information about a user has changed. The following structure is used only for user level calls, typedef T_VirtualWebServerCmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;

char      szUserName[32];
char      szPassword[16]; //Filled only when password has changed.
};

Incoming mail server needs to send additional data only when information about a user has changed. The following structure is used only for user level calls, typedef T_IncomingMailServerCmd
{
word      wVersion;
int       nSize;

char      szDomainName[32];
int       nCommand;

char      szOldUserName[32];
char      szNewUserName[32];
BOOL      bEnableAutorespond;
BOOL      bEnableForwarding;
};

7         CLASS STRUCTURES AND PSEUDOCODE
Note: Both ServerInteface and RequestServer classes will need the ability to open and manage sockets. Although provisioning servers do not need to open server sockets, but once the sockets are open, the data transmission code will be the same. It may be felt necessary to join these two classes at a higher level (or provide a friend class) to handle sockets.

7.1       SERVERINTERFACE (BASE CLASS)

class ServerInterface
{
private:
          void WriteLog(LPSTR szDomainName);
          LPBYTE LocateMachine(LPSTR szDomainName);
          LPVOID InitBuffer(int nBufSize);

          int CreateRequest(LPBYTE IPAddress);
          int EditRequest(LPBYTE IPAddress);
          int DeleteRequest(LPBYTE IPAddress);
protected:
          // These variables are dependent on the derived classes and will be initialised in their constructors.
          ServerType eType;       // The type of server this instance will call.
          int        nCreateSize; // Data block size for Create Buffer.
          int        nEditSize;   // Data block size for Edit Buffer.
          int        nDeleteSize; // Data block size for Delete Buffer.

          // All of these functions will be upgraded in derived classes. void WriteCreateLog(LPSTR szDomainName);
          void WriteEditLog(LPSTR szDomainName);
          void WriteDeleteLog(LPSTR szDomainName);

          int UpdateCreateBuffer(LPVOID pBuffer);
          int UpdateEditBuffer(LPVOID pBuffer);
          int UpdateDeleteBuffer(LPVOID pBuffer);
public:
          ServerInterface(void);
          ~ServerInterface(void);

          int CreateEntry(LPSTR szDomainName);
          int EditEntry(LPSTR szDomainName);
          int DeleteEntry(LPSTR szDomainName);
}
The calling order for functions of this class will be as follows.
1.   Construct class.
2. Write Create/Edit/Delete Log. (Complete this write log operation for all tasks in the current transaction).
3.   Create/Edit/Delete Entry.
4.   Destroy.
It is important to write all logs before making any server call so that data provided by user does not get lost due to some glitch and in the worst case will get processed by the failed task queue.

ServerInterface::ServerInterface(void)
     Default Constructor.

ServerInterface::~ServerInterface(void)
     Default Destructor.

void ServerInterface::WriteLog(LPSTR szDomainName)
     This common routine is called by all logging functions. This function creates a logging record, assigns the time stamp.

LPBYTE ServerInterface::LocateMachine(LPSTR szDomainName)

     Locates IP Address of machine hosting the service for given Domain.

LPVOID ServerInterface::InitBuffer(int nBufSize)
     Allocates memory for data buffer and initialises memory with basic information like data block size, version number etc.

int ServerInterface::CreateRequest(LPBYTE IPAddress)
     Calls InitBuffer, UpdateCreateBuffer and transmits to specified address.

int ServerInterface::EditRequest(LPBYTE IPAddress)
     Calls InitBuffer, UpdateEditBuffer and transmits to specified address.

int ServerInterface::DeleteRequest(LPBYTE IPAddress)
     Calls InitBuffer, UpdateDeleteBuffer and transmits to specified address.


void ServerInterface::WriteCreateLog(LPSTR szDomainName)
     Calls WriteLog and marks log as Create log.

void ServerInterface::WriteEditLog(LPSTR szDomainName)
     Calls WriteLog and marks log as Edit log.

void ServerInterface::WriteDeleteLog(LPSTR szDomainName)
     Calls WriteLog and marks log as Delete log.

int ServerInterface::UpdateCreateBuffer(LPVOID pBuffer)
     Called by CreateRequest to update transmit buffer with Create command. Derived classes will add more details to the structure.

int ServerInterface::UpdateEditBuffer(LPVOID pBuffer)
     Called by EditRequest to update transmit buffer with Edit command. Derived classes will add more details to the structure.

int ServerInterface::UpdateDeleteBuffer(LPVOID pBuffer)
     Called by DeleteRequest to update transmit buffer with Delete command. Derived classes will add more details to the structure.

int ServerInterface::CreateEntry(LPSTR szDomainName)
     This is the generic create routine. It performs all common tasks for new domain to be registered with a server. These tasks will include
     -    Locating task on queue.
     -    Checking dependencies.
     -    Connect to server.
     -    Negotiate Version.
     -    Making a create call to server.
     -    Close Connection.
     -    Flagging task as completed.
     Returns zero on success. Negative values on error. Positive values indicate success, and also some associated condition.

int ServerInterface::EditEntry(LPSTR szDomainName)
     This is the generic edit routine. It performs all common tasks to edit a service parameters associated with a domain. These tasks will include
     -    Locating task on queue.
     -    Making sure that the domain to be altered exists on this server.

     -    Ensuring that there are no previous edits pending for the domain.
     -    Connect to server.
     -    Negotiate Version.
     -    Making a edit call to server.
     -    Close Connection.
     -    Flagging task as completed.
     Returns zero on success. Negative values on error. Positive values indicate success, and also some associated condition.

int ServerInterface::DeleteEntry(LPSTR szDomainName)
     This is the generic delete routine. It performs all common tasks to delete a service for the specified domain. These tasks include
     -    Locating task on queue.
     -    Making sure that the domain to be altered exists on this server.
     -    Connect to server.
     -    Negotiate Version.
     -    Making a edit call to server.
     -    Close Connection.
     -    Flagging task as completed.
     Returns zero on success. Negative values on error. Positive values indicate success, and also some associated condition.

7.2  USERNAMEINTERFACE (DERIVED CLASS)

class UserNameInterface: public ServerInterface

7.3  DOMAININTERFACE (DERIVED CLASS)

class DomainInterface: public ServerInterface

7.4  DNS_INTERFACE (DERIVED CLASS)

class DNS_Interface: public ServerInterface

7.5  VIRTUALWEBINTERFACE (DERIVED CLASS)

class VirtualWebInterface: public ServerInterface

7.6  INCOMINGMAILINTERFACE (DERIVED CLASS)

class IncomingMailInterface: public ServerInterface

7.7  REQUESTSERVER (BASE CLASS)
class RequestServer
{
private:
     int CheckVersion(LPVOID pBuffer);
     int InterpretCommand(LPVOID pBuffer);
protected:
     // These variables are dependent on the derived classes and will be initialised in their constructors.
     ServerType eType;            // The type of server this instance will call.
     int        nMaxMajorVersion; //Maximum version number supported.
     int        nMaxMinorVersion; //Maximum version number supported.
     int        nMinMajorVersion; //Minimum version number supported.
     int        nMinMinorVersion; //Minimum version number supported.

     int CreateCommand(LPVOID pBuffer) = 0;
     int EditCommand(LPVOID pBuffer) = 0;
     int DeleteCommand(LPVOID pBuffer) = 0;
     void UpdateServerPriority(void) = 0;
public:
     RequestServer(void);
     ~RequestServer(void);
};

     RequestServer::RequestServer(void)
          Constructor starts the socket to listen for incoming requests.

     RequestServer::~RequestServer(void)
          Shuts down the listening socket.


     int CheckVersion(LPVOID pBuffer)
          Check the major and minor version numbers of the data in the buffer. Returns a negative number in case of error.

     int InterpretCommand(LPVOID pBuffer)
          Forks to appropriate function (Create/Edit/Delete Command) depending on the command in the buffer. On successful completion, calls UpdateServerPriority.


     int CreateCommand(LPVOID pBuffer)
          A function stub that will be implement as the actual Create command.

     int EditCommand(LPVOID pBuffer)
          A function stub that will be implement as the actual Edit command.

     int DeleteCommand(LPVOID pBuffer)
          A function stub that will be implement as the actual Delete command.


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7.8  USERNAMESERVER (DERIVED CLASS)

class UserNameServer: public RequestServer
{
protected:
     int CreateCommand(LPVOID pBuffer);
     int EditCommand(LPVOID pBuffer);
     int DeleteCommand(LPVOID pBuffer);
     void UpdateServerPriority(void);
public:
     UserNameServer(void);
};
     UserNameServer::UserNameServer(void)
     -    Calls base class handler.
     -    Sets up base class protected variables.
     int UserNameServer::CreateCommand(LPVOID pBuffer)
     - Create an internal user name using the name provided and the domain name.
     -    Create a login with the generated user name and the password.
     int UserNameServer::EditCommand(LPVOID pBuffer)
     -    Reconstruct internal user name.
     -    Make necessary account changes.
     int UserNameServer::DeleteCommand(LPVOID pBuffer)
     -    Reconstruct internal user name.
     -    Delete the login.

7.9  DOMAINSERVER (DERIVED CLASS)

class DomainServer: public RequestServer
{
protected:
     int CreateCommand(LPVOID pBuffer);
     int EditCommand(LPVOID pBuffer);
     int DeleteCommand(LPVOID pBuffer);
     void UpdateServerPriority(void);
public:
     DomainServer(void);
};
     DomainServer::DomainServer(void)
     -    Calls base class handler.
     -    Sets up base class protected variables.
     int DomainServer::CreateCommand(LPVOID pBuffer)
     -    Check for availability of the domain name (should be available).
     -    Prepare the mail message.
     -    Send the message with one copy sent to a local address for record.
     -    Associate the domain name with the current account.
     int DomainServer::EditCommand(LPVOID pBuffer)
     -    Check for availability of domain name (should not be available)
     -    Call create command to register doamin name.
     -    Associate new domain name with current record.
     -    Return warning if the domain points to some other DNS server.
     int DomainServer::DeleteCommand(LPVOID pBuffer)
     -    Remove domain name association with account.


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7.10 DNS_SERVER (DERIVED CLASS)

class DNS_Server: public RequestServer
{
protected:
     int CreateCommand(LPVOID pBuffer);
     int EditCommand(LPVOID pBuffer);
     int DeleteCommand(LPVOID pBuffer);
     void UpdateServerPriority(void);
public:
     DNS_Server(void);
};
     DNS_Server::DNS_Server(void)
     -    Calls base class handler.
     -    Sets up base class protected variables.
     int DNS_Server::CreateCommand(LPVOID pBuffer)
     -    Append a primary entry to the file /var/named/named.boot
     - Create a directory named DO on the path "/var/named" if the directory is not present.
     -    Create a file named DOMAIN.COM on this path.
     -    Fill up the file with the basic information.
     int DNS_Server::EditCommand(LPVOID pBuffer)
     -    If : domain name has changed, run the delete and create commands.
     -    Else: Make changes to DOMAIN.COM file and increment the count.
     int DNS_Server::DeleteCommand(LPVOID pBuffer)
     -    Delete old entry from "named.boot" file.
     -    Delete DOMAIN.COM file.

7.11 VIRTUALWEBSERVER (DERIVED CLASS)

class VirtualWebServer: public RequestServer
{
protected:
     int CreateCommand(LPVOID pBuffer);
     int EditCommand(LPVOID pBuffer);
     int DeleteCommand(LPVOID pBuffer);
     int AddUser(LPVOID pBuffer);
     void UpdateServerPriority(void);
public:
     VirtualWebServer(void);
};
     VirtualWebServer:: VirtualWebServer (void)
     -    Calls base class handler.
     -    Sets up base class protected variables.
     int VirtualWebServer::CreateCommand(LPVOID pBuffer)
     -
     int VirtualWebServer::EditCommand(LPVOID pBuffer)
     -
     int VirtualWebServer::DeleteCommand(LPVOID pBuffer)
     -
     int VirtualWebServer::AddUser(LPVOID pBuffer)
     -


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7.12 INCOMINGMAILSERVER (DERIVED CLASS)

class IncomingMailServer: public RequestServer
{
protected:
     int CreateCommand(LPVOID pBuffer);
     int EditCommand(LPVOID pBuffer);
     int DeleteCommand(LPVOID pBuffer);
     int AddUser(LPVOID pBuffer);
     void UpdateServerPriority(void);
public:
     IncomingMailServer(void);
};
     IncomingMailServer:: IncomingMailServer (void)
     -    Calls base class handler.
     -    Sets up base class protected variables.
     int IncomingMailServer::CreateCommand(LPVOID pBuffer)
     -    Create the directories.
     -    Setup the links
     -    Create necessary files
     -    Make additions to mailer_table and sendmail.cR files.
     -    Run makemap and HUP sendmail.
     int IncomingMailServer::EditCommand(LPVOID pBuffer)
     -    Make changes to files .forward, .autorespond and .deliver.
     -    Run makemap and HUP sendmail.
     int IncomingMailServer::DeleteCommand(LPVOID pBuffer)
     -    Delete the directory /path_to_toaster/domain_name.
     int VirtualWebServer::AddUser(LPVOID pBuffer)

7.13 FAILED TASK QUEUE

This is a separate process which may or may not run on the provisioning computer. This process will cycle through the list of failed tasks and do the following steps
-    Identify the server to be contacted.
-    Send request to the server.
-    Update log if request succeeds.
This process will run a separate thread to manage server prioritisation. A server's priority is decided by server rating (calculated as a weighted sum of all resources on the server) and a multiplier. This multiplier is set to 10 for a normal functioning server. When a task on a server fails, this multiplier is set to 0. The server prioritisation thread is a thread which sleeps most of the time and at regular intervals wakes up to increment the priorities which are less than 10.

7.14 MACHINE ALLOCATION FOR NEW/ALTERED DOMAIN.

A simple function. Accesses the server priority information for the given server type and returns the highest priority server.

7.15 DOMAIN IS AVAILABLE

Returns true if domain registration can be attempted. The registration id not guaranteed to succeed.
- Run "whois" to find out whether the domain is already registered by InterNIC.
- Check local database to confirm that the domain name is not being processed for some other user.

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

7.16 DOMAIN REGISTRATION CONFIRMATION BY INTERNIC

The actual mail will be read manually. The information coming to this module will be used to flag the log as either completed or failed.

7.17 CHECK USER INFO FOR EMPTY FIELDS

This module will check all critical fields (like password, user name etc.) for completeness.

7.18 CHECK USER INFO FOR INVALID DATA

This module will check user data for validity eg. Both passwords must match, user name size limits etc.

7.19 SAVING AND RETRIEVING DEMOGRAPHIC INFORMATION.

Write demographic information to database and retrieve from database on basis of user key.

7.20 MAKING BILLING ENTRIES.

This function will be called by provisioning server after a transaction is logged. This module will make non-accounting entries only.

7.21 ADMINISTRATION INTERFACE

This is a low priority module which will give the administrators a way to send commands to the provisioning system. This will have added features to show administrators the current status of the system, failed task queue etc.


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

8    TERMINOLOGY

8.1  TRANSACTION

A transaction is a user request where a user provides a form load of data and asks for the data to be processed. A example of a transaction is User filling up a form providing his login name, password, address, name, credit card number, type of service he needs etc on form and sending it for processing.

8.2  TASKS

The transaction described above can be broken down into one or more tasks like
-    Creating the user login
-    Setting up the POP mail account.
-    Setting up the Web page
In the system, the tasks will be broken down into critical tasks (eg. Creating user login) which must be completed for the transaction to be considered successful and other tasks that can fail at the time of running the transaction, but can be completed later.

8.3  PROVISIONING SERVER

Provisioning server is the server that will support domain setup and management utilities. Ideally it will be one or more machines running the provisioning software. This server will talk to other servers viz. DNS, FTP, POP etc and set them up as per the user requirements.

8.4  SERVERS

The term "servers" has been used to refer to servers other than the provisioning server. These servers will be DNS, Incoming mail and Virtual Web Server. Actually, there will be multiple machines providing each of these services. The provisioning machines not only need to decide which type of server to talk to, but also which specific machine to talk to. The provisioning servers will then pass on the user requests to these machines which in turn will actually process them.

8.5  USER

The user here is a person or entity who interacts with the system and initiates a transaction. For example, someone who wants to set up a domain with FTP facility and fills up the form necessary and presents is a user in this context.


POP : No action
FTP : Same to all machines
mail: same to all machines
virtual web : Number of virtuals in the confs.


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